EXHIBIT 10.36

LANDRY’S RESTAURANTS, INC.

AND

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of November 19, 2007

to

INDENTURE

Dated as of December 28, 2004

7.50% SENIOR NOTES DUE 2014

SECOND SUPPLEMENTAL INDENTURE, dated as of November 19, 2007, between LANDRY’S RESTAURANTS, INC., a Delaware corporation (the “Company”), the Subsidiary Guarantors named herein and U.S. BANK NATIONAL ASSOCIATION, as successor to Wachovia Bank, National Association, not in its individual capacity but solely as Trustee (the “Trustee”). All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Indenture (as defined below).

W I T N E S S E T H

WHEREAS, the Company and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee a certain Indenture, dated as of December 28, 2004 (as amended by that First Supplemental Indenture, dated as of October 29, 2007, the “Indenture”), pursuant to which $400,000,000 aggregate principal amount of 7.50% Senior Notes due 2014 of the Company (collectively, the “Notes”) were issued; and

WHEREAS, pursuant to and in accordance with the provisions of Section 4.17 of the Indenture, the Company has redesignated certain Unrestricted Subsidiaries as Restricted Subsidiaries (the “New Restricted Subsidiaries”) and pursuant to Section 4.19 of the Indenture each such New Restricted Subsidiary is required to execute and deliver to the Trustee a supplemental indenture pursuant to which such New Restricted Subsidiary shall unconditionally and irrevocably guarantee the Company’s obligations under the Indenture; and

WHEREAS, Landry’s Seafood House-Little Rock, Inc., an Arkansas corporation (“Little Rock”), a Restricted Subsidiary under the Indenture, has been dissolved in accordance with the provisions of Section 4.05 of the Indenture; and

WHEREAS, each New Restricted Subsidiary desires to execute this Second Supplemental Indenture for the purpose of agreeing and acknowledging that it is a Subsidiary Guarantor under the terms of the Indenture; and

WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Second Supplemental Indenture; and

WHEREAS, the Company has furnished the Trustee with an Officers’ Certificate and an Opinion of Counsel complying with the requirements of Sections 9.01, 9.06, 13.04 and 13.05 of the Indenture; and

WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company and the Trustee and a valid amendment to and waiver of the Indenture have been done.

AGREEMENT

NOW, THEREFORE, for and in consideration of the foregoing premises, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of the Notes, as follows:

SECTION 1. Amendments to the Indenture. Each of T-Rex Café, Inc., a Delaware corporation, T-Rex Café – Kansas City, Inc., a Kansas corporation and T-Rex Café – Orlando, Inc., a Florida corporation unconditionally and irrevocably guarantees to each Holder and to the Trustee the due and punctual payment of the principal of, premium, if any, and interest on the Notes and all other amounts due and payable under the Indenture and the Notes whether at maturity, by acceleration, redemption, repurchase or otherwise, including, without limitation, interest on the overdue principal of, premium, if any, and interest on the Notes, to the extent lawful, on the terms and subject to the conditions set forth in Article Eleven of the Indenture and agrees to be bound by all other provisions of the Indenture applicable to a “Subsidiary Guarantor” therein.

2

SECTION 2. Effectiveness. This Second Supplemental Indenture shall become effective and be deemed effective as of the date first set forth above. On and after the effectiveness of this Second Supplemental Indenture, each reference to the Indenture in the Indenture or any other document related thereto shall mean and be a reference to the Indenture as amended by this Second Supplemental Indenture.

SECTION 3. Ratification of Indenture. The Indenture as specifically amended by this Second Supplemental Indenture is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Second Supplemental Indenture shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Indenture or any other document related thereto nor constitute a waiver of any provision thereof.

SECTION 4. Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 5. Headings, Etc. Section headings of this Second Supplemental Indenture are inserted for convenience of reference only and are not to be considered party of this Second Supplemental Indenture for any purpose.

SECTION 6. Counterparts. This Second Supplemental Indenture may be executed by the parties hereto in separate counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 7. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.

[Signature page follows.]

3

IN WITNESS WHEREOF, the parties below have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

LANDRY’S RESTAURANTS, INC., Issuer

By:
Name:
Title:

Subsidiary Guarantors:

C.A. MUER CORPORATION
CAPT. CRAB’S TAKE-AWAY OF 79TH STREET, INC.
CHLN, INC.
CHLN—MARYLAND, INC.
CRAB HOUSE, INC.
CRYO REALTY, CORP.
FSI DEVCO, INC.
FSI RESTAURANT DEVELOPMENT, LTD.
BY:	Saltgrass, Inc., General Partner of FSI Restaurant Development, Ltd.
HOSPITALITY HEADQUARTERS, INC.
HOUSTON AQUARIUM, INC.
INN AT THE BALLPARK CATERING, INC.
LANDRY’S CRAB SHACK, INC.
LANDRY’S DEVELOPMENT, INC.
LANDRY’S DOWNTOWN AQUARIUM, INC.
LANDRY’S G.P., INC.
LANDRY’S HARLOWS, INC.
LANDRY’S LIMITED, INC.
LANDRY’S MANAGEMENT, L.P.
BY:	Landry’s G.P., Inc., General Partner of Landry’s Management, L.P.
LANDRY’S PESCE, INC.
LANDRY’S SEAFOOD HOUSE—ALABAMA, INC.
LANDRY’S SEAFOOD HOUSE—ARLINGTON, INC.
LANDRY’S SEAFOOD HOUSE—BILOXI, INC.
LANDRY’S SEAFOOD HOUSE—COLORADO, INC.
LANDRY’S SEAFOOD HOUSE—FLORIDA, INC.
LANDRY’S SEAFOOD HOUSE—LAFAYETTE, INC.
LANDRY’S SEAFOOD HOUSE—MEMPHIS, INC.
LANDRY’S SEAFOOD HOUSE—MINNESOTA, INC.
LANDRY’S SEAFOOD HOUSE—MISSOURI, INC.
LANDRY’S SEAFOOD HOUSE—NEVADA, INC.
LANDRY’S SEAFOOD HOUSE—NEW MEXICO, INC.

LANDRY’S SEAFOOD HOUSE—NEW ORLEANS, INC.
LANDRY’S SEAFOOD HOUSE—NORTH CAROLINA, INC.
LANDRY’S SEAFOOD HOUSE—OHIO, INC.
LANDRY’S SEAFOOD HOUSE—SAN LUIS, INC.
LANDRY’S SEAFOOD HOUSE—SOUTH CAROLINA, INC.
LANDRY’S SEAFOOD INN & OYSTER BAR, INC.
LANDRY’S SEAFOOD INN & OYSTER BAR II, INC.
LANDRY’S SEAFOOD INN & OYSTER BAR—GALVESTON, INC.
LANDRY’S SEAFOOD INN & OYSTER BAR—KEMAH, INC.
LANDRY’S SEAFOOD INN & OYSTER BAR—SAN ANTONIO, INC.
LANDRY’S SEAFOOD INN & OYSTER BAR—SUGAR CREEK, INC.
LANDRY’S SEAFOOD KEMAH, INC.
LANDRY’S SEAFOOD & STEAK HOUSE—CORPUS CHRISTI, INC.
LANDRY’S TRADEMARK, INC.
LCH ACQUISITION, INC.
LSRI HOLDINGS, INC.
MARINA ACQUISITION CORPORATION OF FLORIDA, INC.
NASHVILLE AQUARIUM, INC.
NEVADA AQUARIUM, INC.
OCEAN BLUE INDUSTRIES, INC.
RAINFOREST CAFE, INC.
RAINFOREST CAFE, INC.—BALTIMORE COUNTY
RAINFOREST CAFE, INC.—CHA CHA
RAINFOREST CAFE, INC.—KANSAS
RAINFOREST TRADEMARK, INC.
SALTGRASS, INC.
SEAFOOD HOLDING SUPPLY, INC.
SUMMIT AIRCRAFT SERVICES, INC.
SUMMIT ONE NETWORK, INC.
SUMMIT SEAFOOD SUPPLY, INC.
SUMMIT SUPPLY, INC.
T-REX CAFÉ, INC.
T-REX CAFÉ-KANSAS CITY, INC.
T-REX CAFÉ – ORLANDO, INC.
WEST END SEAFOOD, INC.
WILLIE G’S GALVESTON, INC.
WILLIE G’S POST OAK, INC.
WSI FISH LIMITED
BY:	Saltgrass, Inc., General Partner of WSI Fish Limited

By:
Name:	Steven L. Scheinthal
Title:	Secretary

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:
Name:
Title: